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                                                                EXHIBIT 24

                               POWER OF ATTORNEY


        Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his capacity as a director of Trenwick Group Inc. (the "Company"), does hereby appoint James F. Billett, Jr. and Alan L. Hunte, and each of them severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director of the Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission") registering $110,000,000 principal amount of 8.82% Exchange Subordinated Capital Income Securities of Trenwick Capital Trust I (the "Capital Securities"), the 8.82% Exchange Junior Subordinated Deferrable Interest Debentures of the Company and the Exchange Guarantee of the Company with respect to the Capital Securities, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in his capacity as a director of the Company, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

   Signature                       Title                      Date

/s/ W. Marston Becker              Director                   May 22, 1997
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    W. Marston Becker



/s/ Anthony S. Brown               Director                   May 22, 1997
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    Anthony S. Brown



/s/ Neil Dunn                      Director                   May 22, 1997
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    Neil Dunn



/s/ P. Anthony Jacobs              Director                   May 22, 1997
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    P. Anthony Jacobs
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/s/ Herbert Palmberger             Director                   May 22, 1997
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    Herbert Palmberger



/s/ Joseph D. Sargent              Director                   May 22, 1997
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    Joseph D. Sargent



/s/ Frederick D. Watkins           Director                   May 22, 1997
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    Frederick D. Watkins



/s/ Stephen R. Wilcox              Director                   May 22, 1997
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    Stephen R. Wilcox